Pieris Pharmaceuticals, Inc. Nasdaq:PIRS Corporate Presentation – December 2015 Exhibit 99.1

Forward Looking Statements Statements in this presentation that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to the discovery of potential drug candidates and the preclinical and clinical testing of our drug candidates; the early stage of our drug candidates presently under development; our ability to obtain and, if obtained, maintain regulatory approval of our current drug candidates and any of our other future drug candidates; our need for substantial additional funds in order to continue our operations and the uncertainty of whether we will be able to obtain the funding we need; our future financial performance; our ability to retain or hire key scientific or management personnel; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our dependence on third-party manufacturers, suppliers, research organizations, testing laboratories and other potential collaborators; our ability to successfully market and sell our drug candidates in the future as needed; the size and growth of the potential markets for any of our approved drug candidates, and the rate and degree of market acceptance of any of our approved drug candidates; developments and projections relating to our competitors and our industry; our ability to establish collaborations; our expectations regarding the time which we will be an emerging growth company under the JOBS Act; our use of proceeds from this offering; regulatory developments in the U.S. and foreign countries; and other factors that are described more fully in our preliminary prospectus filed with the SEC on June 17, 2015. In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this presentation speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. Non-confidential

Pieris Pharmaceuticals Corporate Profile We are a clinical-stage biotechnology company developing Anticalin®-based therapeutic proteins We target validated disease pathways in a unique and transformative way Unique potential in IO with several high-value opportunities Proprietary to us, Anticalins are a novel class of drugs validated in the clinic and by partnerships with leading pharmaceutical companies Our pipeline includes three fully proprietary Anticalin-based programs First-in-class immuno-oncology bispecific tailored for the tumor micro-environment First-in-class inhaled Anticalin to treat uncontrolled asthma Best-in-class half-life-optimized Anticalin to treat anemia We have additional partnered programs generating milestone income Headquartered in Boston, MA Non-confidential

NEWS: First IO Partnership Roche – The Global Oncology Leader Scope: One-target but potentially multi-program Roche solely responsible starting from IND-enabling studies Financial: Pieris receives upfront payment of ~US$6.4 million Roche fully funds collaborative research phase Total potential deal could exceed US$400 million Majority of agreed payments for development milestones Not including royalties, which are up to low double-digit Strategic Implications: Validation of Anticalins® in IO by industry leader Ability to sign additional partnerships Free cash flow to advance proprietary programs Non-confidential

Human data demonstrating desired drug-like properties 26 solid tumor patients with VEGF-A antagonist 36 healthy volunteers with hepcidin antagonist Several Big Pharma R&D partnerships generating >$45 M in revenue Several milestone payments in 2015 First partnered program entered clinical stage in 4Q15 (Daiichi) High-caliber Investors OrbiMed Advisors (18%), Tekla Capital Management (10%), Omega Funds (7%), Lombard Odier (6%); Auriga, Emerald Mutual Fund, Gilde, Novo Nordisk, Sphera Funds, Zydus Validation of Technology Platform Proprietary Next-generation Therapeutic Proteins With Several Degrees of Validation Anticalins Non-confidential

Anticalin Product Pipeline Product Target(s) Indication Partner Discovery Preclinical Phase 1 Phase 2 PRS-080 Hepcidin Anemia PRS-060 IL4Ra Asthma PRS-343 CD137/HER2 Immuno-Oncology PRS-300s n.d. Roche n.d. Daiichi Sankyo n.d. n.d. n.d. n.d. Sanofi P. auruginosa inf. Dis. Zydus cMet oncology Stelis n.d. ophtha n.d. = not disclosed PEGylated Anticalin inhalable Anticalin mAb-Anticalin fusion bi-/multispecifics Validated Targets IO Non-IO Partnered Programs Non-confidential

Anticalins Platform Basics Non-confidential

Anticalins are a Novel Class of Therapeutic Proteins Anticalin in complex with a small molecule (Y-DTPA) Anticalin bound to the Hepcidin peptide Anticalin bound to the CTLA4 protein Anticalins® are derived from lipocalins – human extracellular binding proteins Small and simple make-up Individual derivatives can be generated that bind to a broad range of targets  lipocalin Non-confidential

Differentiating Features Human-derived √ √ Natural binding molecule √ √ Non-immunogenic √ √ High affinity and specificity √ √ Systemic delivery √ √ Tunable pharmacokinetics √ Local delivery (e.g., inhalation) √ Versatile bispecifics & multispecifics √ Protein class exclusivity √ Positive freedom to operate landscape √ Anticalins Share Several Features with mAbs yet are Highly Differentiated Monoclonal Antibodies (mAbs) are highly successful drugs Anticalins share many of the beneficial properties of mAbs yet are highly differentiated Antibody Anticalin Safety Related Efficacy Related IP Related Non-confidential

Anticalins in Immuno-Oncology Unique opportunity due to format richness, potential for safer and more effective drugs tailored to tumor-microenvironment Non-confidential

From Idea to Drug Candidate – Efficient Platformed Process Idea Leads Drug Candidates Multispecific Drug Candidates Tumor Cell T cell Target 1 Target 2 12 – 18 months Target (combination) rationale Target product profile Construct design Research plan Library screening Assay set up Lead characterization Pharmacological Biophysical Lead optimization Drug Candidate characterization Lead & backups Generation and characterization of multipecific Drug Candidates Multiple constructs In vitro PoC Non-confidential

Pieris Proprietary IO Pipeline Several Options & Partnering Opportunities Strategy & Target Idea Discovery / Lead ID Lead Optimization Multispecifics & In vitro PoC Bispecific Program 2014 2015 2016 2017 IO Target Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 CD137 CD137 / HER2 CD137 / n.d. IO Target 2 n.d. / n.d. IO Target 3 n.d. / tbd n.d. / tbd IO Target 4 n.d. / tbd n.d. / tbd IO Target 5 n.d. / tbd n.d. / tbd In vivo PoC IND-enabling (GLP / GMP) Today n.d.: not disclosed tbd: 2nd target to be defined PRS-343 Non-Confidential

PRS-343: HER2-CD137 Bispecifics Multiple Formats Under Preclinical Evaluation CD137 – a TNFR Costimulatory Target Preclinically and clinically validated Marker for tumor-reactive T cells Activation leads to tumor elimination in vivo Signaling included in clinical CAR-T cells mAbs struggle to find therapeutic window Activity depends on Fc receptor interaction Doses required for T cell activation have led to toxicity Current approaches focus on NK activation HER2 – Validated but not fully exploited Upregulated on several solid tumors with significant unmet medical need Restricted expression on normal tissue favors immunotherapy approach Bispecific immunotherapy approach may expand responding population HER2+ tumors with lower expression levels not adequately addressed with current therapy Non-confidential PRS-343: HER2-CD137 Bispecifics CD137-targeting Anticalin HER2-targeting mAb (Trastuzumab derived)

CD137-Targeting Anticalin® Has Demonstrated Agonistic Properties Binding to CD137 Affinity: KDhCD137 = 2nM “Non-competitive” CD137 engagement preserves ligand-binding capability to CD137L Biophysical properties 100% monomeric expression TM = 74°C (DSC) Fully stable after 1 week at 37°C in PBS, hu or mu plasma In vitro functional testing CD137 Anticalin Control Non-Confidential IL-2 production Assay Dose-dependent T-cell activation in ex vivo human donor cell assay by CD137 cross linking CD137-specific Anticalin coated together with subthreshold concentration of aCD3 antibody on ELISA plate

HER2-CD137 Bispecific Formats Retain Target Binding Capacity Non-Confidential α-HER2 CD137 Ac HER2 CD137 Bispecific formats show similar binding to CD137 and HER2 as building blocks

PRS-343: First-in-Class Bispecific for Tumor-localized Activation of T cells Non-Confidential No activation CD137 is activated via clustering (trimerization) HER2-mediated clustering of bispecific drives CD137-mediated T cell activation Activating via a co-stimulatory signal (instead of a primary signal) is expected to maintain tumor antigen specificity by T cell receptor No clustering Clustering T cell receptor MHC-peptide Her2 CD137 Tumor Cell Costimulatory signal Primary TcR signal Activation No T cell costimulation in periphery T cell costimulation in tumor T Cell

Bispecific Geometry Impacts Immune Synapse Straightforward access to a range of distances between target binding sites Several formats to interrogate optimal target synapse for tumor cell killing 13.4 nm Membrane-to-membrane distances play a role in immunoreceptor interactions TNFRS TNFRSL Visualization of Antibody-Anticalin fusion ~15nm Non-confidential ~15nm ~8nm ~5nm ~5nm Expected distances between binding sites in different formats

PRS-343 Bispecific Geometry Impacts T Cell Activation IL-2 response Construct A Construct B Construct C Construct D Non-Confidential Despite having identical building blocks, constructs A to D exhibit different potency ex vivo, demonstrating the importance of bispecific geometry

PRS-343 T Cell Activation is HER2 Target-Dependent Construct A Construct B Construct C Construct D Non-Confidential IL-2 response with Her2 blockade Excess trastuzumab Addition of excess HER2-targeting trastuzumab prevents PRS-343 binding to HER2-positive cells and results in a loss of activity, as intended, confirming mode of action

PRS-343 Has a Mode of Action Distinct From Benchmark Antibodies Non-Confidential IL-2 production was determined as a measure of T cell activation CD137/HER2 bispecific construct A selectively leads to activation of T cells on HER2-High tumor cells, but not on HER2-Low cells, distinct from benchmark antibodies

Plasma and Storage Stability Confirmed Non-Confidential Plasma stability confirmed Fully active after 1 week in human (green) and mouse plasma (blue) at 37°C (0.5mg/ml; dual binding qELISA) % activity Storage stability confirmed Fully stable and active after 4 weeks at 40°C in PBS (20mg/mL, aSEC and dual binding ELISA) reference 4 wks, 40°C

CD137/HER2 Bispecifics Exhibit a Low Immunogenicity Risk An in vitro T cell immunogenicity assessment was performed (Epibase, Lonza) using a PBMC-based format with 32 donors and HLA allotypes reflective of the distribution in a global population The number of responding donors is low and comparable to trastuzumab for all CD137/HER2 bispecifics This indicates that the clinically demonstrated low immunogenicity of trastuzumab may be retained in CD137/HER2 bispecifics Non-Confidential

Non-Confidential Trastuzumab Construct A In mice, terminal half-lives of bispecifics range from 15-21 days compared to 13 days for trastuzumab In cynos, terminal half-life of tested bispecific 99 hours compared to 86 hours for trastuzumab As desired, long half-life of parental antibody is preserved Pharmacokinetics in mice Pharmacokinetics in cynos Antibody-like Half-life For PRS-343 Confirmed in Mice and Cyno

Anticalins in Other Disease Areas Addressing validated targets in a novel way Non-confidential

Hepcidin Plays a Central Role in Iron Metabolism Hepcidin is a 25 amino acid peptide hormone that serves as a key regulator of iron metabolism by inhibiting iron entry into plasma from the three main sources of iron: Dietary absorption in the duodenum Release of recycled iron from macrophages Release of stored iron from hepatocytes Non-Confidential Information Haematologica 2013 98:11

PRS-080: Best-in-Class Hepcidin Antagonist For Functional Iron Deficient Anemia Hepcidin is a clinically validated anemia target PRS-080 designed to reverse hepcidin-mediated anemia by potently antagonizing hepcidin and mobilizing iron trapped in iron storage cells Biomarkers (e.g. ferritin, TSAT, hepcidin) used to find & monitor patients Addresses patients unresponsive to ESA and iron therapies PK profile (half-life) of PRS-080 for a best-in-class approach Iron Ferroportin Inflammation Hepcidin PRS-080 PRS-080 Non-confidential

PRS-080: Successfully Completed Ph I and Advancing Into Patients Non-confidential Ph I study highlights Safe and well tolerated in 48 healthy volunteers Six dose levels – 0.08 to 16.0 mg/kg, i.v. No reported severe adverse events (SAE) No risk of immunogenicity observed Confirmation of desired 3-day half-life Confirmation of mode of action Immediate, dose-dependent decrease in circulating hepcidin Dose-related duration of serum iron and TSAT responses (24-120 h) Robust responses at doses of 1.2 mg/kg and above, with statistically significant increase in total serum iron mobilization relative to placebo (p = .005) First-in-patient study in ESRD patients having FID anemia

PRS-080: US Market Opportunity in Chronic Kidney Disease (Stage 5) Sources: USRDS 2014 Annual Data Report (2012 numbers): Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the U.S Competitive Landscape Report, Tech Atlas Group, September 2013; Artisan Healthcare Consulting market research study 2013 CKD Stage 5 Patients (Total 640K in U.S.) No anemia 30% Anemic 70% CKD Stage 5 Patients with Anemia (Total 450K in U.S.) FID 20% No FID 80% Target Functional Iron-Deficient (FID) population in U.S. is ~ 90,000 patients We believe treating FID anemic patients has large commercial potential Non-confidential

PRS-060: First-in-Class Inhaled Biologic For Uncontrolled Asthma Adapted from Wenzel, Nature Medicine 18, 716–725 (2012) IL4Ra is a clinically validated asthma target, mediating IL4 & IL13 signaling PRS-060 designed to antagonize IL4Ra specifically in the lung, bypassing on-target-off-tissue engagement à inhaled delivery and short plasma half-life Biomarkers (e.g., exhaled nitric oxide) used to find & monitor patients Addresses patients uncontrolled on standard of care (inhaled ICS/LABA) Local delivery (inhalation) of PRS-060 for a first-in-class approach

PRS-060: Positive Preclinical Data and Advancing Toward the Clinic Non-confidential Preclinical data highlights In vivo proof of concept in transgenic mouse model PRS-060 significantly reduced inflammation marker (IL13-induced eotaxin expression) up to 24 hrs after single dose via pulmonary administration Early onset of inhibition (< 0.5 hr) Low systemic exposure and short plasma half-life (2.7 hr) following pulmonary administration in mice Feasibillity of local delivery (nebulization and spray drying) demonstrated Appropriate particle size with no aggregation High yield with full functional activity Clear differentiation from injected mAbs First-in-man study (nebulized formulation) planned for 1H 2017 Total PRS-060 following inhalation [µg]

PRS-060: Market Opportunity in Asthma in Major Markets 1 Major Markets: U.S., EU, Japan, Brazil, Russia, India, China Asthma Patients (Total ~195M in Major Markets1) Mild/ Controlled 84% Mod./Severe uncontrolled 16% Moderate/Severe Uncontrolled Patients (Total ~32M in Major Markets) Th2 elevated 60% No Th2 elevation 40% Target Th2 elevated Asthma population: 19M in Major Markets Treating Th2-elevated uncontrolled Asthma patients with PRS-060 is a blockbuster opportunity Source: Artisan Healthcare Consulting market research study Non-confidential

Anticalin Intellectual Property – Safe & Sound Broad Patent Portfolio Drug class protected through 2020s Controlled patent filings and prior art enable broad follow-on protection Unique IP for each program Freedom to Operate No third party IP identified to date for FTO on platform or therapeutic programs Program (Target) CoM Patent Term 080 Hepcidin 2031 060 IL4Ra 2031 343 HER2/CD137 2036 Non-confidential

Financial Highlights & Capitalization – at September 30, 2015 Non-confidential Cash & Cash Equivalents $32.3M Total Debt $ 0.0M Revenue Since Inception * ~ $44.0M Grant Revenue Since Inception $14.1M 9 Months 2015 Cash Burn (includes $1.2M in debt repayment) $12.0M Market Cap – at November 30, 2015 $100.0M 52 Week Range $1.54 - $3.70 Common Shares Outstanding 39,732,258 * Includes Revenue from Licensing, Collaborations & R&D Services; excludes 4Q15 Daiichi & Sanofi milestone payments and Roche upfront payment

December 2015 through 2016 Positive preclinical data for PRS-343 bispecifics (IO) Initiation of first-in-patient study for PRS/080 (anemia) Continued milestone income from existing partnered programs Initiation of clinical development for first partnered program Additional Collaborations Potential Future Milestones Positive Phase I data for PRS-080 (anemia) Non-confidential First patient data for for PRS-080 (anemia) In vivo data for PRS-343 bispecifics (IO)

Pieris Pharmaceuticals, Inc. 255 State Street, 9th Floor Boston, MA 02109 USA info@pieris.com Non-confidential